UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21200

The Denali Fund Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2008

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

Contents  The Denali Fund Inc.

Letter to Shareholders	1

Portfolio of Investments	4

Financial Statements	7

Financial Highlights/Per Share Data	10

Notes to Financial Statements	13

Distribution Reinvestment Plan	20

Proxy Voting Policies and Procedures	22

Portfolio Information	22

Senior Code of Ethics	22

Privacy Statement	22

Meeting of Stockholders—Voting Results	23

The Denali Fund Inc.

Semi-Annual Report

April 30, 2008

Dear Shareholder:

The Denali Fund Inc. had a total return on net asset value (NAV) of -7.93% for the six months ending April 30, 2008, the Fund's semi-annual period. In comparison, the MSCI REIT Index was down -7.20% over the same period and the S&P 500 Index was down -8.5%.

Most of the decline in the Fund's NAV took place in the month of November, 2007, the first month we were engaged as Advisers to the Fund. As we stated in our first letter to you, we take neither credit nor fault for the performance of the securities which were in the portfolio when we took over. As Advisers, we'll be the first ones to step up and admit our own mistakes and oversights. We make enough of our own mistakes to keep ourselves humble.

Here's the Fund's performance broken into two periods, the first month of the six month period followed by the 5 months of the six month period:

Period	NAV Beginning	Dividends Paid	NAV Ending	Net Difference	Total Return
1 Month 11/1-11/30	$25.33	$.115	$22.74	($2.48)	-9.7%
5 months 12/1-4/30	$22.74	$2.345	$20.39	($.01)	-0.04%

(The Fund paid a special $1.61 per share extra capital gain distribution in December).

In the past 6 months, we've sold in the neighborhood of $65 million worth of stocks and bought $4.3 million worth of stock. Our only two significant stock purchases were American Express and Moody's, and not much of that.

The Fund has a lot of cash and cash equivalents, which isn't a bad thing to have in a declining market. We wish we had more. When we find things that make sense to buy at reasonable prices, we'll start putting more of your money to work. Unfortunately, a lot of the cash we raised was invested in the auction rate preferred shares ("ARPs") of other closed-end funds. The holdings inside this report show we hold just over $50 million of ARPs as of April 30. Since then, about $15 million have been redeemed. By the 3rd Qtr. of this year, we expect our ownership of ARPs issued by other funds will be about $30 million, maybe less.

In the meantime, we'll keep paying out the monthly dividend. Right now the $.195 monthly dividend represents 12.4% of the Fund's market price on an annualized basis. A good portion of this dividend is return of capital, meaning it's not from income or gains. If you're not enrolled in the Fund's Dividend Reinvestment Program ("DRIP"), we highly recommend it. You need to be a registered shareholder to participate—that is, you hold the shares yourself and not through a broker.

Usually only common stockholders will read and dissect a Fund's annual or semi-annual report, but I expect there are a number of our preferred holders reading this letter as well. As most of you know, the Fund's ARPs which were issued as leverage shortly after the Fund's inception back in 2002, have not had a successful auction since mid-February. So holders of the ARPs haven't had the opportunity to sell their shares in an auction since. Around mid-February, the broker-dealers who regularly participated in the auctions as buyers, stopped buying. They just didn't have the capital to commit. It wasn't a mean-spirited ploy to trap or trick people. However, when this "backstop" disappeared, auctions began failing. The effect snow-balled and soon every single auction was failing. Everyone rushed to sell their shares all at once, but there were no buyers. It has remained that way ever since. The auction failures have nothing to do with the credit quality of the ARPs. Most ARPs, including those issued by Denali, are rated "AAA."

The failures in the ARPs market give some incredible insight into the psychology of investing. Fear can play a big role in the decision making process—both buying and selling. In the case of the ARPs, it quickly became a Life cereal commercial: "I'm not going to buy these ARPs! You buy these ARPs." "Oh, no. I'm not going to buy them, you buy them!" "Hey, let's get Mikey! Yeah, Mikey will buy them. He'll buy anything." Unfortunately, nobody can find Mikey to buy the ARPs—at least not yet. IF (and that's a big IF) some buyers did come in and begin buying ARPs, then sellers would be able to exit their ARP investments. A few closed-end fund issuers of ARPs have redeemed them in whole or in part, but the majority have not. At this time, the Fund has not found an adequate alternative to replace the ARPs. In the meantime, all of the terms of the ARPs are being met and importantly, the common shareholders benefit from the low cost of leverage, which was the whole purpose of issuing the ARPs back in 2002. If and when short-term interest rates rise to a higher rate, then the Fund may need to re-evaluate the cost of the ARPs and consider alternative sources of leverage.

The "fail" rate on the Fund's unsuccessful auctions sets the rate at 150% of 'AA' Commercial Paper. As of 4/30/08, the Fund's $42 million of auction rate preferreds represent 33% of the Fund's total assets.

We want to welcome old shareholders and new shareholders alike. The Fund has a new website, www.thedenalifund.com. One of the new features on the website is the ability to sign-up for electronic delivery of shareholder information. Through electronic delivery, you can enjoy the convenience and timeliness of receiving and viewing shareholder communications (such as annual reports, press releases, proxy statements, etc.) online in addition to, but more quickly than, the hard copies you currently receive. To enroll, simply go to www.thedenalifund.com and click on "Sign up for email updates". We hope you find the site useful.

Sincerely,

Carl D. Johns
Boulder Investment Advisers, LLC
Boulder, Colorado

June 16, 2008

The Denali Fund Inc.

Financial Data

(Unaudited)

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividends Paid
10/31/07	$25.33	$22.08	$0.115
11/30/07	22.74	19.64	0.115
12/31/07	20.51	17.41	1.725
1/31/08	20.18	17.90	0.115
2/29/08	19.23	16.90	0.115
3/31/08	19.69	17.39	0.195
4/30/08	20.39	18.48	0.195

Portfolio of Investments as of April 30, 2008 (Unaudited)  The Denali Fund Inc.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-86.2%
DOMESTIC COMMON STOCKS-42.8%
Diversified Financial Services-2.8%
35,000	American Express Company	$1,680,701
50,000	Moody's Corporation	1,848,000
		3,528,701
Real Estate Investment Trust (REIT)-39.3%
18,900	AvalonBay Communities, Inc.	1,885,275
35,000	Camden Property Trust	1,851,850
12,200	CBRE Realty Finance, Inc.	47,336
161,175	Crystal River Capital, Inc.	1,329,694
42,800	EastGroup Properties, Inc.	2,041,988
180,600	Glimcher Realty Trust	2,167,200
106,300	HCP, Inc.	3,794,910
69,800	Highwoods Properties, Inc.	2,445,792
86,700	Kilroy Realty Corporation	4,536,144
112,000	LTC Properties, Inc.	3,049,760
68,000	Mack-Cali Realty Corporation	2,653,360
33,600	Nationwide Health Properties, Inc.	1,210,272
171,400	Tanger Factory Outlet Centers	6,914,276
48,700	UDR, Inc.	1,231,136
301,200	Ventas, Inc.	14,626,272
		49,785,265
Registered Investment Company (RIC)-0.7%
60,000	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc.	919,200
	Total Domestic Common Stocks (cost $26,830,787)	54,233,166
AUCTION MARKET PREFERRED SECURITIES-40.0%
160	Advent Claymore Global Convertible Securities & Income Fund Series W	4,000,000
130	Blackrock Preferred and Equity Advantage Trust Series F	3,250,000
111	Calamos Convertible Opportunities and Income Fund Series T	2,775,000
160	Clough Global Allocation Fund	4,000,000
160	Clough Global Opportunities Fund Series W	4,000,000
52	Cohen & Steers Premium Income Realty Fund, Inc. Series M	1,300,000
160	Cohen & Steers REIT and Preferred Income Fund, Inc.	4,000,000
159	Cohen & Steers REIT and Utility Income Fund, Inc.	3,975,000
120	Cohen & Steers Select Utility Fund, Inc.	3,000,000
90	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc. Series M	2,250,000
40	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc. Series T	1,000,000
158	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc. Series W	3,950,000
76	Gabelli Dividend & Income Trust Series C	1,900,000
80	Neuberger Berman Real Estate Fund, Series A	2,000,000
121	PIMCO Corporate Opportunity Fund, Series W	3,025,000
80	Pioneer Municipal and Equity Income Trust	2,000,000
93	TS&W/Claymore Tax Added Balance Fund	2,325,000
80	Western Asset Premier Bond Fund Series M	2,000,000
	Total Auction Market Preferred Securities (cost $50,750,000)	50,750,000

See accompanying Notes to Financial Statements

Portfolio of Investments as of April 30, 2008 (Unaudited)  The Denali Fund Inc.

Shares/ Par Value	Description	Value (Note 1)
DOMESTIC PREFERRED STOCKS-3.4%
Real Estate Investment Trust (REIT)-3.4%
22,800	Eagle Hospitality Properties Trust, Inc.	$185,963
30,200	Glimcher Realty Trust Series F	584,068
8,500	Glimcher Realty Trust Series G	149,770
50,000	LBA Realty Fund II-WBP I LLC Series A	2,100,000
2,600	Newcastle Investment Corporation Series B	40,638
16,900	Newcastle Investment Corporation Series D	219,700
20,000	Strategic Hotels & Resorts, Inc. Series B	379,800
37,200	Strategic Hotels & Resorts, Inc. Series C	706,800
		4,366,739
	Total Domestic Preferred Stocks (cost $5,954,350)	4,366,739
	Total Long Term Investments (cost $83,535,137)	109,349,905
SHORT TERM INVESTMENTS-14.0%
BANK DEPOSITS-4.5%
5,653,103	Eurodollar Time Deposit, 1.200% due 05/01/08 (cost $5,653,103)	5,653,103
U.S. GOVERNMENT OBLIGATIONS-9.5%
8,000,000	U.S. Treasury Bill , 1.180%, due 5/29/08	7,992,658
4,000,000	U.S. Treasury Bill , 1.270%, due 6/12/08	3,994,073
	Total U.S. Government Obligations (cost $11,986,731)	11,986,731
	Total Short Term Investments (cost $17,639,834)	17,639,834
Total Investments-100.2%
	(cost $101,174,971)	126,989,739
	Other Assets and Liabilities-(0.2)%	(244,317)
	Total Net Assets Available to Common Stock and Preferred Stock-100%	126,745,422
	Auction Preferred Stock (APs) Redemption Value	(42,000,000)
	Total Net Assets Available to Common Stock	$84,745,422

See accompanying Notes to Financial Statements

Investments as a % of Net Assets (Unaudited)  The Denali Fund Inc.

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities  The Denali Fund Inc.

April 30, 2008 (Unaudited)

ASSETS:
Investments, at value (Cost $101,174,971) (Note 1)	$126,989,739
Receivable for investments sold	113,000
Dividends and interest receivable	138,282
Prepaid expenses and other assets	6,207
TOTAL ASSETS	127,247,228
LIABILITIES:
Investment co-advisory fees payable (Note 2)	$130,526
Administration, co-administration and custodian fees payable (Note 2)	71,405
Due to custodian	44,038
Accumulated undeclared dividends on Taxable Auction Market Preferred Stock (Note 5)	38,575
Legal and audit fees payable	297
Interest rate swaps, at market value (Note 1)	203,025
Accrued expenses and other payables	13,940
TOTAL LIABILITIES	501,806
FUND TOTAL NET ASSETS	$126,745,422
TAXABLE AUCTION PREFERRED STOCK:
$0.0001 par value, 2,000 shares authorized, 1,680 shares outstanding, liquidation preference of $25,000 per share (Note 5)	42,000,000
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$84,745,422
NET ASSETS (Applicable to Common Stockholders) consist of:
Distributions in excess of net investment income	$(2,001,423)
Accumulated net realized gain on investments sold and swap contracts	5,817,634
Unrealized appreciation on investments	25,611,743
Par value of Common Stock (Note 4)	416
Paid-in Capital in excess of par value of Common Stock	55,317,052
TOTAL NET ASSETS (Applicable to Common Stockholders)	$84,745,422
Net asset value per share outstanding (4,157,117 shares outstanding)	$20.39

See accompanying Notes to Financial Statements

Statement of Operations  The Denali Fund Inc.

Six Months Ended April 30, 2008 (Unaudited)

INVESTMENT INCOME:
Dividends	$3,369,704
Interest and other income	104,258
TOTAL INVESTMENT INCOME:	3,473,962
EXPENSES:
Investment co-advisory fees (Note 2)	$405,676
Co-administration and custodian fees (Note 2)	189,439
Legal and audit fees	97,568
Preferred Stock broker commissions and Auction Agent fees	57,571
Director's fees and expenses (Note 2)	55,847
Printing fees	37,095
Insurance expenses	16,556
Other	18,769
GROSS EXPENSES	878,521
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note 2)	(4,198)
OPERATING EXPENSES	874,323
NET INVESTMENT INCOME	2,599,639
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain on:
Securities	5,245,316
Interest rate swap contracts—net	87,951
5,333,267
Net change in unrealized appreciation/(depreciation) of:
Securities	(16,853,350)
Interest rate swap contracts—net	(401,801)
(17,255,151)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(11,921,884)
LESS: PREFERRED STOCK DIVIDENDS	(998,306)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,320,551)

See accompanying Notes to Financial Statements

Statement of Changes in Net Assets  The Denali Fund Inc.

	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
OPERATIONS:
Net investment income	$2,599,639	$5,236,426
Net realized gain on investments sold during the period	5,333,267	11,660,762
Net change in unrealized depreciation of investments during the period	(17,255,151)	(28,416,052)
Net decrease in net assets resulting from operations	(9,322,245)	(11,518,864)
DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS
Dividends paid from net investment income	(659,530)	(788,623)
Dividends paid from long term capital gains	(338,776)	(1,488,602)
Total Distributions: Preferred Stock Dividends	(998,306)	(2,277,225)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON SHARES	(10,320,551)	(13,796,089)
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income	(3,533,549)	(5,140,695)
Dividends paid from long term capital gains to stockholders	(6,692,958)	(9,703,537)
Total Distributions: Common Shares	(10,226,507)	(14,844,232)
NET DECREASE IN NET ASSETS FOR THE PERIOD	(20,547,058)	(28,640,321)
NET ASSETS:
Beginning of period	147,292,480	175,932,801
End of period (including distributions in excess of $(2,001,423) and $(69,207), respectively)	$126,745,422	$147,292,480
AUCTION PREFERRED SHARES (APS) REDEMPTION VALUE	(42,000,000)	(42,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES	$84,745,422	$105,292,480

See accompanying Notes to Financial Statements

Financial Highlights  The Denali Fund Inc.

For a Common share outstanding throughout each period.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

	Six Months Ended April 30,							Period from November 29, 2002(a) to
	2008		Year Ended October 31,					October 31,
	(Unaudited)		2007	2006	2005	2004		2003
OPERATING PERFORMANCE:
Net asset value, beginning of period	$25.33		$32.22	$24.71	$23.00	$18.40		$14.33
Net investment income(b)	0.62		1.26	1.10	0.36	0.87	(c)	0.87
Net realized and unrealized gain (loss) on investments	(2.86)		(4.03)	8.70	3.42	4.90	(c)	4.60
Total from investment operations	(2.24)		(2.77)	9.80	3.78	5.77		5.47
DISTRIBUTIONS: PREFERRED SHARES
Dividends paid from net investment income to AP Stockholders*	(0.16)		(0.19)	(0.27)	(0.08)	(0.07)		(0.05)
Dividends paid from long term capital gains to AP Stockholders*	(0.08)		(0.36)	(0.20)	(0.22)	(0.05)		(0.00)
Dividends paid from tax return of capital to AP Stockholders*	—		—	—	(0.00)	(0.00)		(0.01)
Total dividends paid to AP Stockholders*	(0.24)		(0.55)	(0.47)	(0.30)	(0.12)		(0.06)
Net Increase/(Decrease) from operations applicable to common shares	(2.48)		(3.32)	9.33	3.48	5.65		5.41
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income to Common Shareholders	(0.85)		(1.24)	(1.03)	(0.45)	(0.76)		(0.84)
Dividends paid from long term capital gains to Common Shareholders	(1.61)		(2.33)	(0.79)	(1.31)	(0.61)		(0.15)
Dividends paid from tax return of capital to Common Shareholders	—		—	—	(0.01)	(0.01)		(0.16)
Total dividends to common shareholders	(2.46)		(3.57)	(1.82)	(1.77)	(1.38)		(1.15)
LESS CAPITAL CHARGES FROM:
Issuance of Common Shares	—		—	—	—	(0.00)		(0.03)
Issuance of Preferred Shares	—		—	—	—	(0.00)		(0.16)
Total capital charges	—		—	—	—	(0.00)		(0.19)
Accretive effect of acquiring Treasury Shares	—		—	—	—	0.33		—
Net asset value, end of period	$20.39		$25.33	$32.22	$24.71	$23.00		$18.40
Market value, end of period	$18.48		$22.08	$28.06	$21.36	$20.01		$17.29
Total investment return based on net asset value(d)(e)	(7.93)%		(10.67)%	40.48%	16.90%	34.44%		38.13%
Total investment return based on market value(d)(e)	(4.23)%		(10.59)%	41.53%	16.17%	24.54%		23.96%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON SHAREHOLDERS:(f)
Ratio of operating expenses to average net assets(h)	2.23	%(g)	0.72%	0.87%	3.02%	1.85	%(c)	1.82	%(g)
Net expenses applicable to Common Shareholders(i)	2.23	%(g)	0.71%	0.86%	3.01%	1.85	%(c)	1.82	%(g)
Net investment income excluding Preferred Share Distributions	6.17	%(g)	4.34%	4.00%	1.52%	4.23	%(c)	6.00	%(g)
SUPPLEMENTAL DATA:
Portfolio turnover rate	52	%(j)	17%	15%	8%	5%		14	%(j)
Net assets, end of period (in 000s)	$84,745		$105,292	$133,933	$102,721	$95,595		$84,274

See accompanying Notes to Financial Statements

Financial Highlights  The Denali Fund Inc.

*  Taxable Auction Preferred Stock ("AP").

(a)  Commencement of operations.

(b)  Calculated based on the average number of shares outstanding during each fiscal period.

(c)  Prior to November 1, 2003, the Fund recorded the accrual of the net investment income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and the actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Staement No. 133, Accounting for Derivative Instruments and Hedging Activities, to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on swaps. Accordingly, for the year ended October 31, 2004, the per share amounts and ratios shown decreased or increased as follows:

Year Ended October 31, 2004
Net Investment Income	$.14
Net Gains or Losses in Securities (both realized and unrealized)	$(.14)
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders	(.67)%
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders	(.67)%
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	.67%
Average Net Assets Applicable to Common Shareholders	.67%

(d)  Total return calculation is not annualized for periods less than one year.

(e)  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results.Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Prior Management had not waived a portion of the investment management and administration fees. The calculation does not reflect brokerage commissions.

(f)  Expense ratios do not include the effect of distributions to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares outstanding.

(g)  Annualized.

(h)  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

(i)  After waiver of, depending on the period, all or a portion of the management and/or administration fees by Prior Management. Had Prior Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

Year Ended October 31,
2007	2006	2005	2004	2003(1)
1.83%	2.03%	4.22%	2.50%	2.36%

  (1)  Period from November 29, 2002 to October 31, 2003.

(j)  Not annualized.

See accompanying Notes to Financial Statements

Financial Highlights (Unaudited)  The Denali Fund Inc.

The table below sets out information with respect to Taxable Auction Preferred Stock currently outstanding.(1)

	Total Shares Outstanding	Average Coverage Per Share	Involuntary Liquidating Preference Per Share(2)	Average Market Value Per Share(2)
05/31/08	1,680	$75,453	$25,000	$25,000
11/30/07	1,680	87,698	25,000	25,000
11/30/06	1,680	104,743	25,000	25,000
11/30/05	1,680	86,156	25,000	25,000
11/30/04	1,680	81,907	25,000	25,000
11/30/03	1,680	75,165	25,000	25,000

(1) See Note 1.

(2) Excludes accumulated undeclared dividends.

See accompanying Notes to Financial Statements

Notes to Financial Statements (Unaudited)  The Denali Fund Inc.

Note 1. Significant Accounting Policies

The Denali Fund Inc. (the "Fund") (formerly known as the Neuberger Berman Real Estate Income Fund Inc.) was incorporated in Maryland on September 11, 2002 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Investments in equity securities by the Fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

Expense Offset Arrangement: State Street Bank and Trust Company ("State Street") serves as custodian of the Fund. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Credit balances used to reduce the Fund's custodian fees, if any, reported as a reduction of total expenses in the Statement of Operations. During the six months ended April 30, 2008, the Fund had an expense offset arrangement of $16.

Distributions to Stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common stockholders. The Fund's stockholders approved a policy to pay common stockholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares and the level of expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and return of paid-in capital. Return of paid-in capital should not be considered yield by investors in the Fund. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2008 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund.

The Fund has had a significant portion of its assets invested in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At April 30, 2008, the Fund estimated these amounts within the financial statements since the information

Notes to Financial Statements (Unaudited)  The Denali Fund Inc.

is not available from the REITs until after the Fund's fiscal year-end. For the six months ended April 30, 2008, the character of distributions paid to stockholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. Based on past experience, it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund stockholders on IRS Form 1099-DIV.

Expense Allocation: Certain expenses for the year ended October 31, 2007 were applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the former complex of related investment companies, which includes closed-end investment companies for which Prior Management serves as investment manager, that are not directly attributed to the Fund were allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof could otherwise be made fairly.

Preferred Shares: On December 12, 2002, the Fund re-classified 1,500 unissued shares of capital stock as Series A Auction Preferred Shares ("Preferred Shares"). On February 7, 2003, the Fund issued 1,260 Preferred Shares. On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital stock as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

Except when the Fund has declared a special rate period, distributions to preferred stockholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates are reset every 7 days based on the results of an auction, except during special rate periods. For the period April 30, 2008, distribution rates ranged from 3.407% to 6.200%. The Fund declared distributions to preferred stockholders for the period November 1, 2007 to April 30, 2008 of $992,438.

The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common shares as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

Interest Rate Swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses

Notes to Financial Statements (Unaudited)  The Denali Fund Inc.

associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common stockholders or its total net increase/(decrease) in net assets applicable to common stockholders resulting from operations. At April 30, 2008, the Fund had an outstanding interest rate swap contract as follows:

			Rate Type
Swap Counter Party	Notional Amount	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund(1)	Accrued Net Interest Payable	Unrealized Depreciation	Total Fair Value
Citibank, N.A.	13,000,000	February, 12, 2010	3.923%	2.8025%	$4,722	$(198,303)	$(203,025)

(1)  30 day LIBOR (London Interbank Offered Rate) at April 10, 2008.

Repurchase Agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund had no outstanding repurchase agreements as of April 30, 2008.

Concentration of Risk: In March 2008, the Fund changed its investment objective and eliminated its concentration policy in the real estate industry. Pending transitioning the Fund's portfolio to accommodate these changes, the Fund's investments may continue to be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. During this transition, value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its stockholders. Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and swap contracts held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Note 2. Management Fees, Administration Fees, and Other Transactions With Affiliates

On February 22, 2008, stockholders approved Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") (together, the "Advisers") as co-advisers to the Fund. The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets (including the principal amount of leverage, if any) ("Net Assets"). For the period from October 27, 2007 to October 31, 2007, the Fund paid the Advisers 0.20% of the Fund's Net Assets; and for the period from November 1, 2007 to February 22, 2008, the Fund paid the Advisers 0.28%

Notes to Financial Statements (Unaudited)  The Denali Fund Inc.

of the Fund's Net Assets. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a fee equal to 75% of the fees earned by the Advisers and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

Prior to October 26, 2007, the Fund retained Neuberger Berman Management, Inc. ("Prior Management") as its investment manager under a Management Agreement. For such investment management services, the Fund paid Prior Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

Prior Management had contractually agreed to waive a portion of the management fees it was entitled to receive from the Fund at the following annual rates; Prior Management had not contractually agreed to waive any portion of its fees beyond October 31, 2011.

Year Ended October 31,	% of Average Daily Managed Assets
2007	0.40
2008	0.32
2009	0.24
2010	0.16
2011	0.08

Beginning October 26, 2007, Fund Administrative Services, LLC ("FAS") serves as the Fund's co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the Fund's Net Assets up to $250 million; 0.18% of the Fund's Net Assets on the next $150 million; and, 0.15% on the Fund's Net Assets over $400 million. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

Prior to October 26, 2007, the Fund retained Prior Management as its administrator under an Administration Agreement. The Fund paid Prior Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Prior Management retained State Street as its sub-administrator under a Sub-Administration Agreement. Prior Management paid State Street a fee for all services received under the agreement. Subsequent to and including October 26, 2007, State Street has been retained as co-administrator and custodian to the Fund.

In connection with the unsolicited tender offer described in Note 7 below, Prior Management voluntarily agreed to waive all fees under the Management and Administration Agreements described above for an indefinite period. This voluntary waiver was terminated on October 26, 2007.

The Fund has entered into a commission recapture program, which enabled it to pay some of its operational expenses by recouping a portion of the commissions it paid to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers paid recaptured commissions to the Fund's custodian and the custodian directed these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the six months ended April 30, 2008, the impact of this arrangement was a reduction of expenses of $4,182.

In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the Preferred Shares. "Discounted value" refers to the fact that the rating agencies

Notes to Financial Statements (Unaudited)  The Denali Fund Inc.

require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies.

As of October 26, 2007, the Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee each receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse independent Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Note 3. Securities Transactions

During the six months ended April 30, 2008, there were purchase and sale transactions (excluding short term securities and interest rate swap contracts) of $61,867,614 and $71,416,169, respectively.

On April 30, 2008, based on cost of $101,174,971 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $30,077,587 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $4,262,819.

Note 4. Capital

At April 30, 2008, 999,998,000 of $0.0001 par value Common Stock were authorized of which 4,157,117 were outstanding.

Note 5. Share Repurchase Program

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time, repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended April 30, 2008, the Fund did not repurchase any of its own shares. For the year ended October 31, 2007, the Fund did not repurchase any of its own shares.

Note 6. Tax Basis Distributions

As determined on October 31, 2007, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings and income recognized on interest rate swaps were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund. Permanent book and tax basis differences of $734,348 and $(734,348) were reclassified at October 31, 2007 among distributions in excess of net investment income and accumulated net realized gains on investments, respectively, for the Fund.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 was as follows:

	Year Ended October 2007	Year Ended October 2006
Distributions paid from:

Ordinary Income	$5,929,319	$5,365,590

Long-Term Capital Gain	11,192,139	4,146,912

Tax Return of Capital	—	—

	$17,121,458	$9,512,502

As of October 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Long-Term Gain	$7,253,519

Unrealized Appreciation	42,769,748

$50,023,267

The difference between book and tax basis distributable earnings is attributable primarily to timing differences of distribution payments and income recognized on interest rate swaps.

Notes to Financial Statements (Unaudited)  The Denali Fund Inc.

Note 7. Litigation

The Lola Brown Trust No. 1B (the "Trust") was successful in its tender offer for the Fund, acquiring 70.1% of the common stock of the Fund. On August 17, 2007 a settlement agreement was reached between the Trust and the Fund which resolved their 3-year litigation (the "Settlement Agreement"). The Parties to the Settlement Agreement, through counsel, had determined that there was a potential for resolving the litigation, which would be in the best interests of the Fund's stockholders and without any party admitting any liability. Concurrently with the execution of the Settlement Agreement, Neuberger Berman, LLC ("Neuberger") and the Trust entered into an agreement pursuant to which Neuberger tendered, and caused any affiliates controlled by Neuberger to tender, all of the Common Stock owned by Neuberger or such affiliate in the Revised Tender Offer, which as of the date of the Settlement Agreement consisted of 184,183.816 shares of Common Stock. The Trust nominated Joel Looney, Richard Barr, Dean Jacobson, Susan Ciciora, and John Horejsi as directors to the Fund (the "Trust Nominees"). The Trust Nominees were elected at a special stockholder meeting called by the Fund and held on October 26, 2007 (the "Special SH Meeting"). Under the terms of the Settlement Agreement, upon election of the Trust Nominees the incumbent board members and officers of the Fund, Neuberger Berman Management, Inc. as the investment manager and administrator to the Fund, and Neuberger Berman LLC as sub-advisor to the Fund, all resigned with immediate effect. In order to create a seamless change of control, new co-advisers and co-administrators were engaged during a special meeting of the Board of the Fund held on October 26, 2007. At that meeting the Board of the Fund also voted to change the name of the Fund to The Denali Fund Inc. and the ticker symbol for the Fund concurrently was changed from NRL to DNY.

During the year ended October 31, 2007 the Fund received $1,709,635 in insurance proceeds, $1,169,306 of which was receivable as of October 31, 2006 reimbursing it for certain litigation expenses.

Note 8. Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 115." SFAS No. 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 159 will have on the Fund's financial statements.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS 161") "Disclosures about Derivative Instruments and Hedging Activities"—an amendment of FASB Statement No. 133 ("SFAS 133")," expands the disclosure requirements in SFAS 133 about entity's derivative instruments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statement disclosures.

Management believes that the adoption of FIN 48, SFAS No. 157, SFAS No. 159, and SFAS No. 161 will not have a material impact on the Fund's financial statements.

Notes to Financial Statements (Unaudited)  The Denali Fund Inc.

Note 9. Significant Events

The Board of Directors, including a majority of the Independent Directors, ratified Briggs, Bunting & Dougherty, LLP as the Fund's independent registered public accounting firm to replace Ernst & Young LLP, for the Fund's fiscal year ending October 31, 2007. The reports of the financial statements audited by Ernst & Young LLP for the Fund for the past 6 years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years, and there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K. The Fund did not consult Briggs, Bunting & Dougherty, LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (2) any matter that was the subject of a disagreement or a reportable event, as such terms are defined in Item S-K 304 of Regulation S-K.

Distribution Reinvestment Plan (Unaudited)  The Denali Fund Inc.

The Bank of New York ("Plan Agent") will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax. Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares

Distribution Reinvestment Plan (Unaudited)  The Denali Fund Inc.

so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Additional Information (Unaudited)  The Denali Fund Inc.

Proxy Voting Policies and Procedures

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available, without charge, at www.thedenalifund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) on the Fund's website at www.thedenalifund.com; (2) on the SEC's website at www.sec.gov; or (3) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Senior Officer Code of Ethics

The Fund files a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer or controller, or persons performing similar functions (the "Senior Officer Code of Ethics"), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund's Senior Officer Code of Ethics is available on the Fund's website located at http://www.thedenalifund.com.

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of The Denali Fund Inc. (the "Fund") have established the following policy regarding information about the Fund's stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, "Personal Information")) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund's business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Meeting of Shareholders—Voting Results (Unaudited)  The Denali Fund Inc.

On February 22, 2008, the Fund held a Special Meeting of Stockholders to consider certain proposals. The meeting was adjourned with respect to certain proposals and reconvened on March 14, 2008. The following votes were recorded:

PROPOSAL 1: (Voting by All Stockholders)

To approve or disapprove the proposed investment
advisory agreement with Boulder Investment Advisers, L.L.C.

	# of Votes Cast	% of Votes Cast
For	3,279,745.000	98.5
Against	44,835.000	1.4
Abstain	4,777.000	0.1
TOTAL	3,329,357.000	100.0
PROPOSAL 2: (Voting by All Stockholders)

To approve or disapprove the proposed investment
advisory agreement with Stewart Investment Advisers

	# of Votes Cast	% of Votes Cast
For	3,279,753.000	98.5
Against	44,981.000	1.4
Abstain	4,623,000	0.1
TOTAL	3,329,357.000	100.0
PROPOSAL 3: (Voting by APS Stockholders)

To approve or disapprove changing the Fund's investment
objective and reclassifying the investment objective as non-fundamental

	# of Votes Cast	% of Votes Cast
For	769.000	88.6
Against	20.000	2.3
Abstain	79.000	9.1
TOTAL	868.000	100.0
PROPOSAL 3: (Voting by All Stockholders)

To approve or disapprove changing the Fund's investment
objective and reclassifying the investment objective as non-fundamental

	# of Votes Cast	% of Votes Cast
For	3,272,497.000	98.3
Against	48,217.000	1.4
Abstain	8,884.000	0.3
TOTAL	3,329,598.000	100.0

See accompanying Notes to Financial Statements

Meeting of Shareholders—Voting Results (Unaudited)  The Denali Fund Inc.

PROPOSAL 4: (Voting by APS Stockholders)

To approve or disapprove elimination of the Fund's fundamental policy of investing greater than 25% of its total assets in the real estate industry

	# of Votes Cast	% of Votes Cast
For	784.000	90.3
Against	12.000	1.4
Abstain	72.000	8.3
TOTAL	868.000	100.0
PROPOSAL 4: (Voting by All Stockholders)

To approve or disapprove elimination of the Fund's fundamental policy of investing greater than 25% of its total assets in the real estate industry

	# of Votes Cast	% of Votes Cast
For	3,308,792.000	99.4
Against	14,694.000	0.4
Abstain	6,112.000	0.2
TOTAL	3,329,598.000	100.0
PROPOSAL 5: (Voting by All Stockholders)

To approve or disapprove an amendment to the Fund's Charter to permit a majority of the Fund's stockholders to effect certain actions by written consent

	# of Votes Cast	% of Votes Cast
For	3,273,797.000	98.3
Against	49,457.000	1.5
Abstain	6,103.000	0.2
TOTAL	3,329,357.000	100.0
PROPOSAL 6: (Voting by All Stockholders)

To approve or disapprove a level-rate dividend policy for the Fund

	# of Votes Cast	% of Votes Cast
For	3,311,922.000	99.5
Against	12,344.000	0.4
Abstain	5,091.000	0.1
TOTAL	3,329,357.000	100.0

See accompanying Notes to Financial Statements

  The Denali Fund Inc.

Co-Investment Advisers

Stewart Investment Advisers
Boulder Investment Advisers, L.L.C.
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator

Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator and Custodian

State Street Bank and Trust Company
200 Clarendon Street, LEG013
Boston, MA 02116

Stock Transfer Agent

BNY Mellon Shareholder Services
Issuer Services
480 Washington Blvd
Jersey City, NJ 07310

Legal Counsel

Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

The Denali Fund Inc.

c/o BNY Mellon Shareowner Services
480 Washington Blvd
Jersey City, NJ 07310

The Denali Fund Inc.

Semi-Annual Report

April 30, 2008

Directors

Richard I. Barr
John S. Horejsi
Susan L. Ciciora
Dr. Dean Jacobson
Joel W. Looney

Officers

Stephen C. Miller
President

Carl D. Johns
Vice President and Treasurer

Nicole L. Murphey
Vice President and Assistant Secretary

Joel L. Terwilliger
Chief Compliance Officer

Stephanie J. Kelley
Secretary

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.thedenalifund.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item  10.   Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the     Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within  90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Denali Fund Inc.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)
Date	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)
Date	July 2, 2008

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer (Principal Financial Officer)
Date	July 2, 2008